The Wright Managed Income Trust
                                  Supplement to

                             Combined Prospectus of
                            Wright U.S. Treasury Fund
                       Wright U.S. Government Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                                dated May 1, 1998



Effective as of the date of this supplement -

1. The name of Wright U.S. Treasury Near Term Fund (the "Fund") is changed to Wright U.S. Government Near Term Fund.

2. The disclosure as to the Fund's Investment Objective and Policies on page 3 and 4 of the Prospectus is revised to read as follows:

Wright U.S. Government Near Term Fund (WNTB). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. U.S. Government Near Term Portfolio("USGNTP")invests in U.S. Government obligations with an average weighted maturity of less than five years. This Fund is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term U.S. Government money market securities and who is also seeking to limit fluctuation of capital (i.e., compared with longer term U.S. Government securities). The U.S. Government securities in which the Portfolio may invest include direct obligations of the U.S. Government, such as bills, notes and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities, including pass-through securities, of the Government National Mortgage Association (GNMA) or the Export-Import Bank; obligations secured by the right to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association; and obligations backed only by the credit of the government agency itself, such as securities of the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

         The Portfolio may enter into repurchase agreements with respect to any securities in which it may invest.




      July 1, 1998




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                    THE WRIGHT MANAGED INCOME TRUST

                           Supplement to

         Combined Statement of Additional Information of
         Wright U.S. Treasury Fund
         Wright U.S. Government Near Term Fund
         Wright Total Return Bond Fund
         Wright Current Income Fund
         dated May 1, 1998



     Effective as of the date of this supplement, the name of Wright U.S. Treasury Near Term Fund is changed to Wright U.S. Government Near Term Fund ("WNTB").


July 1, 1998